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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 14, 2002


                         Commission file number: 1-11106


                                  PRIMEDIA Inc.
                                  -------------
               (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573

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      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)


                     745 Fifth Avenue, New York, New York
                   ----------------------------------------
                   (Address of principal executive offices)


                                    10151
                                   -------
                                 (Zip Code)


Registrant's telephone number, including area code        (212) 745-0100
                                                          --------------





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ITEM 9.           REGULATION FD DISCLOSURE

(a) On August 14, 2002, Thomas S. Rogers, Chairman and Chief Executive Officer and Lawrence R. Rutkowski, Executive Vice President and Chief Financial Officer of the registrant delivered to the Securities and Exchange Commission pursuant to Securities and Exchange Commission Order No. 4-460.


     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2)

(b) On August 14, 2002, each of Messrs. Rogers and Rutkowski delivered to the registrant their Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which have been filed as Exhibits 99.1 and
     99.2 to the registrant's Quarterly Report on Form 10-Q for the period ending June 30, 2002.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRIMEDIA Inc.
                                     -------------
                                     (Registrant)





Date:   August 14, 2002          /s/  Beverly C. Chell
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                                   (Signature)
                             Vice Chairman and Secretary



















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INDEX TO EXHIBITS



Exhibit No.       Description
-----------       -----------

99.1              Statement Under Oath of Principal Executive Officer dated
                  August 14, 2002

99.2              Statement Under Oath of Principal Financial Officer dated
                  August 14, 2002